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                                                                 Exhibit 10.15


THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT (AND ANY SECURITIES ISSUABLE UPON EXERCISE THEREOF) MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE TRANSFER OF THIS WARRANT AND SUCH SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 6 OF THE AMENDING AGREEMENT DATED AUGUST 3, 1995, BETWEEN CARDMEMBER PUBLISHING CORPORATION AND THE INVESTORS LISTED THEREIN. NO TRANSFER OF THIS WARRANT OR SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

                         ------------------------------

                        CARDMEMBER PUBLISHING CORPORATION

                           FORM OF STOCK SUBSCRIPTION
                                    WARRANT
                               WITH VOTING RIGHTS

                                                                  August 3, 1995

                THIS CERTIFIES that, for valuable consideration, _______________ _______ (the "Investor"), or its registered assigns, is entitled to subscribe for and purchase from CARDMEMBER PUBLISHING CORPORATION, a Delaware corporation (the "Corporation"), ____ shares (the "Warrant Shares") of Class
A Common Stock, $.01 par value (the "Class A Common Stock"), of the Corporation, at the price (the "Warrant Price") of $.01 per share, at any time or from time to time during the period (the "Exercise Period") commencing with the date of issuance of this Warrant and ending with the fifth anniversary of such date. The number of Warrant Shares and the Warrant Price are subject to adjustment, and the number of Warrant Shares is subject to reduction, as provided in this Warrant.

                This is one of the "Additional Warrants" referred to in the Amending Agreement dated the date hereof, among the Corporation, the Investor, and the other party listed therein. The Investor and any registered assigns thereof are referred to as the "Holder."

                SECTION 1. EXERCISE OF WARRANT. (a) The rights represented by this Warrant may be exercised (a "Warrant Exercise") by the Holder, in whole at any time or in part from time to time during the Exercise Period, but not as to any fractional
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share of Class A Common Stock, by the surrender of this Warrant, accompanied by a properly completed and executed Notice of Exercise in the form attached, at the executive offices of the Corporation, or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Corporation.

                (b) The closing of any Warrant Exercise shall take place at the offices of the Corporation on the date specified in the Notice of Exercise (the "Exercise Date"), which shall be within five days after the delivery of such Notice. At such closing, (i) the Corporation shall issue and deliver to the Holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exercise, registered in the name of the Holder or such designee, and if such Warrant Exercise shall not have been for all Warrant Shares, a new Warrant, registered in the name of the Holder, of like tenor to this Warrant for the number of remaining Warrant Shares, and (ii) the Holder shall deliver to the Corporation the aggregate Warrant Price.

                SECTION 2. EXCHANGE OF WARRANT. (a) At any time and from time to time during the Exercise Period, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with paragraph (b) below, by the surrender of this Warrant, accompanied by a properly completed and executed Notice of Exchange in the form attached, at the agency or office of the Corporation referred to in Section 1.

                (b) In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the excess (rounded to the next higher integer) of (i) the number (the "Total Number") of Warrant Shares specified in the Notice of Exchange over (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Warrant Price by (B) the Fair Market Value. "Fair Market Value" means:

                (i) If the Class A Common Stock is then listed on a national securities exchange or reported on the national Association of Securities Dealers Automated Quotation System ("NASDAQ"), the average daily closing or last sale price per share of Class A Common Stock for the 30-day period preceding the delivery of the Notice of Exchange;

                (ii) if the Class A Common Stock is then not so listed or reported but traded in the over-the-counter market, the average daily closing bid and asked prices per share of Class A Common Stock for the 30-day period preceding the delivery of the Notice of Exchange; or

                (iii) in all other cases, the fair market value per share of outstanding


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         Class A Common Stock, as determined by a nationally recognized independent investment banking firm jointly selected by the Corporation and the Holder or, if such selection cannot be made within five days after delivery of the Notice of Exchange, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules.

                (c) The closing of any Warrant Exchange shall take place at the offices of the Corporation on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than five and not more than 30 days after the delivery of such Notice. At such closing, the Corporation shall issue and deliver to the Holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the Holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares, a new Warrant, registered in the name of the Holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange (i.e., the excess of (i) the number of shares subject to this Warrant immediately before such Warrant Exchange over
(ii) the Total Number).

                SECTION 3. RECORD DATE. The person in whose name any certificate for shares of Class A Common Stock is issued upon any Warrant Exercise or Warrant Exchange shall for all purposes be deemed to have become the holder of record of such shares on the date of such issuance pursuant to Section 1(b) or 2(c).

                SECTION 4. RESERVATION OF COMMON STOCK. (a) The Corporation has duly reserved, and shall at all times duly reserve, a sufficient number of shares of authorized Class A Common Stock for issuance upon exercise or exchange of this Warrant. Upon issuance, sale and delivery of any Warrant Shares, such Warrant Shares shall be validly issued and outstanding, fully paid and nonassessable, and shall not be subject to preemptive or any similar rights of any person or entity. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary to assure that the par value per share of Class A Common Stock is at all times equal to or less than the Warrant Price then in effect.

                (b) The Corporation has duly reserved, and shall at all times duly reserve, a sufficient number of shares of authorized Class B Common Stock, $.01 par value (the "Class B Common Stock"), for issuance upon conversion of Warrant Shares. The Class A Common Stock and the Class B Common Stock are referred to as the "Common Stock."

                SECTION 5. ADJUSTMENT OF WARRANT PRICE. (a) If, at any time during the Exercise Period, the number of outstanding shares of Class A Common Stock is (i) increased by a stock dividend payable in shares of Class A Common Stock or by a subdivision or split-up of shares of Class A Common Stock, or (ii) decreased by a combination of shares of Class A Common Stock, then, following the record date


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fixed for the determination of holders of Class A Common Stock entitled to receive the benefits of such stock dividend, subdivision, split-up, or combination, the Warrant Price shall be adjusted to a new amount equal to the product of (A) the Warrant Price in effect on such record date and (B) the quotient obtained by dividing (x) the number of shares of Class A Common Stock outstanding on such record date (without giving effect to the event referred to in the foregoing clause (i) or (ii)) by (y) the number of shares of Class A Common Stock which would be outstanding immediately after the event referred to in the foregoing clause (i) or (ii), if such event had occurred immediately following such record date.

                (b) If, at any time during the Exercise Period, the Corporation shall issue or be deemed to have issued (as provided below) shares of Common Stock other than Excluded Stock (as defined below) without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to such issuance or deemed issuance, then such Warrant Price shall be lowered to a price equal to the quotient obtained by dividing (i) an amount equal to the sum of (A) the product of (x) the number of shares of Common Stock outstanding immediately prior to such issuance or deemed issuance and (y) the then existing Warrant Price, and (B) the total consideration received or deemed received by the Corporation upon such issuance or deemed issuance, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or deemed issuance. For the purposes of any adjustment of the Warrant Price pursuant to this paragraph, the following provisions shall be applicable:

                (i) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor without deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with such issuance.

                (ii) In the case of the issuance of Common Stock for no consideration, the consideration shall be deemed to be $.01 per share.

                (iii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors of the Corporation, irrespective of any accounting treatment.

                (iv) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities:

                       (A) The shares of Common Stock deliverable upon exercise
                of


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                such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in clauses (i) through (iii) above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby.

                       (B) The shares of Common Stock deliverable upon
                conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversions or exchanges thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in clauses (i) through
                (iii) above).

                       (C) Upon any change in the exercise price or number of
                shares of Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities (including any such change resulting from the termination of any such options, rights, or securities), other than a change resulting from the anti-dilution provisions thereof, the Warrant Price shall be readjusted to such Warrant Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change been made upon the basis of such change.

                       (D) No further adjustments of the Warrant Price shall be
                made upon the actual issuance of such Common Stock or of such convertible or exchangeable securities, upon exercise of such options or rights, or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible or exchangeable securities.

                (v) "Excluded Stock" means (1) up to 686,570 shares of Class A Common Stock, 1,576,191 shares of Class B Common Stock, and 38,358 shares of Series F Preferred Stock, $.01 par value, of the Corporation issued upon the conversion or exercise of the securities listed on
         Schedule 4.6 to the Securities Purchase Agreement dated September 26, 1994, among the Corporation and


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         the investors listed therein; (2) the shares of Class A Common Stock issued upon the exercise of the stock subscription warrants issued under such Securities Purchase Agreement; (3) the Warrant Shares; and
         (4) shares of any class of capital stock issued on a pro rata basis to all holders of such class as a stock dividend or upon any stock split or other subdivision of shares of capital stock.

                (c) All calculations under this Section shall be made to the nearest one hundredths (1/100) of a cent.

                (d) Whenever the Warrant Price shall be adjusted as provided above, the Corporation shall deliver to the Holder a statement, signed by its chief financial officer, showing in detail the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment.

                SECTION 6. ADJUSTMENT OF WARRANT SHARES. (a) Upon each adjustment of the Warrant Price as provided in Section 5, the Holder shall thereafter be entitled to subscribe for and purchase, at the Warrant Price resulting from such adjustment, the number of Warrant Shares equal to the product of (i) the number of Warrant Shares existing prior to such adjustment and (ii) the quotient obtained by dividing (A) the Warrant Price existing prior to such adjustment by (B) the new Warrant Price resulting from such adjustment. No fractional shares of Class A Common Stock shall be issued upon exercise of this Warrant. Instead of any fractional shares of Class A Common Stock which would otherwise be issuable upon exercise of this Warrant, the Holder may deduct from the aggregate Warrant Price an amount equal to the product of (i) the fair market value of one share of Class A Common Stock as determined in good faith by the Holder and (ii) such fractional interest.

                (b) Following any Organic Change (as defined in the Certificate of Incorporation of the Company) during the Exercise Period, this Warrant shall represent the right to subscribe for and purchase the kind and number of shares of capital stock or other securities or property which the Holder would have owned or have been entitled to receive with respect to each Warrant Share had this Warrant been exercised immediately prior to such Organic Change. The foregoing provision shall similarly apply to successive Organic Changes.

                SECTION 7. VOTING RIGHTS. This Warrant shall entitle the Holder to the voting rights set forth in the Certificate of Incorporation of the Company.

                SECTION 8. TRANSFER OF WARRANT. Subject to the restrictions on transfer set forth herein and in the Amending Agreement dated the date hereof, among the Corporation, the Investor, and the other party listed therein, this Warrant and all rights hereunder are transferable, in whole or in part. Any transfer shall be


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effected by the Holder in person or by duly authorized attorney by surrendering this Warrant, properly endorsed, at the agency or office of the Corporation referred to in Section 1. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until such transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

                SECTION 9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation shall, on such terms as to indemnity or otherwise as it may in its reasonable discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

                SECTION 10. TRANSFER TAXES; EXPENSES. The Corporation shall pay
(i) all transfer taxes, stamp duties, and similar taxes or fees payable in connection with any exercise or exchange of this Warrant, and (ii) the fees and charges of any investment banking firm engaged under Section 2.

                SECTION 11. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles governing conflicts of laws.

        IN WITNESS WHEREOF, the undersigned has executed this Warrant on the date first above written.

                                        CARDMEMBER PUBLISHING
                                        CORPORATION

                                        By:
                                           ____________________________________
                                           Name:  Gary Johnson
                                           Title: President


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                               NOTICE OF EXERCISE

                         (To be executed by the Holder
                       in order to exercise the Warrant.)

        The undersigned hereby irrevocably elects to exercise the right to purchase _____ shares of Class A Common Stock of CARDMEMBER PUBLISHING CORPORATION, covered by this Warrant according to the conditions thereof. The undersigned desires to consummate such purchase on _______________.


Dated:                                  _______________________
                                             Name of Holder

                                        By: ___________________


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                               NOTICE OF EXCHANGE

                        (To be executed by the Holder in
                         order to exchange the Warrant.)

        The undersigned hereby irrevocably elects to exchange this Warrant into ___________ shares (the foregoing number constituting the "Total Number" referred to in Section 2(b) of this Warrant) of Class A Common Stock of CARDMEMBER PUBLISHING CORPORATION, minus any shares to be deducted from the foregoing number in accordance with the terms of this Warrant, according to the conditions thereof. The undersigned desires to consummate such exchange on
_______________.

Dated:                                  ____________________________
                                                Name of Holder

                                        By:_________________________


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